Exhibit 99.1

Determine Announces 3rd Quarter Fiscal 2016 Financial Results

Company delivers strong bookings growth and profitable professional services.

SAN MATEO, CA – February 10, 2016 – Determine, Inc. – (NASDAQ: DTRM), a leading global provider of SaaS enterprise contract lifecycle management, strategic sourcing, supplier management, and procure-to-pay solutions, announced its Q3 FY2016 financial results.

Q3 FY2016 GAAP Financial Highlights:

●

GAAP revenue for Q3 FY2016 was $7.1 million, compared to $6.0 million in Q3 FY2015, representing 19% year-over-year growth, and compared to $6.8 million in Q2 FY2016 GAAP revenue, representing a 5% quarter-over-quarter increase.

●	GAAP gross profit percentage was 52% in Q3 FY2016, compared to 48% in Q3 FY2015, and compared to 52% in Q2 FY2016.

●

GAAP net loss was ($3.1) million or ($0.28) per share in Q3 FY2016, compared to ($3.8) million or ($0.49) per share in Q3 FY2015, representing a $0.21 year-over-year improvement per share; in Q2 FY2016 the GAAP net loss was ($3.4) million or ($0.32) a $0.04 quarter-over-quarter improvement per share.

(in thousands, except per share amounts)
GAAP Financial Measures	Q3	Q2	Q3	Change	Change	Nine Months
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y	FY 2016	FY 2015	Change Y/Y
Revenue - total	$7,100	$6,765	$5,984	4.9%	18.7%	$20,080	$14,949	34.3%
Revenue - recurring	$5,354	$5,413	$4,664	(1.1%)	14.8%	$15,862	$11,396	39.2%
Revenue - non-recurring	$1,746	$1,352	$1,320	29.1%	32.3%	$4,218	$3,553	18.7%
Gross profit - total	$3,682	$3,505	$2,901	5.0%	26.9%	$10,494	$5,615	86.9%
Gross profit - recurring	$3,538	$3,656	$3,372	(3.2%)	4.9%	$10,859	$7,660	41.8%
Gross profit/ (loss) - non-recurring	$144	$(151)	$(471)	nm	nm	$(365)	$(2,045)	(82.1%)
Gross margin - total	51.9%	51.8%	48.5%	0.1 pts	3.4 pts	52.3%	37.6%	14.7 pts
Gross margin - recurring	66.1%	67.5%	72.3%	(1.4 pts)	(6.2 pts)	68.5%	67.2%	1.3 pts
Gross margin - non recurring	8.2%	(11.2%)	(35.7%)	19.4 pts	43.9 pts	(8.7%)	(57.6%)	48.9 pts
Net loss	$(3,115)	$(3,425)	$(3,842)	(9.1%)	(18.9%)	$(9,483)	$(9,478)	0.0%
EPS	$(0.28)	$(0.32)	$(0.49)	$0.04	$0.21	$(0.93)	$(1.35)	$0.42

Q3 FY2016 Non-GAAP Financial Highlights:

●

New ARR bookings were $1.44 million in Q3 FY2016, compared to $0.88 million in Q3 FY 2015, representing a 64% year-over-year increase, and compared to $1.04M in Q2 FY 2016, representing a 39% quarter-over-quarter increase.

●

Non-GAAP revenue was $7.2 million in Q3 FY2016, compared to $6.3 million in Q3 FY2015, representing a 14% year-over-year increase, and compared to $6.8 million in Q2 FY2016, representing a 5% quarter-over-quarter increase.

●	Non-GAAP gross profit percentage was 58% in Q3 FY2016, compared to 56% in Q3 FY2015, and compared to 58% in Q2 FY2016.

●

Non-GAAP net loss was ($1.56) million or ($0.14) per share in Q3 FY2016, compared to ($2.13) million or ($0.27) per share in Q3 FY2015, a $0.13 year-over year improvement per share, compared to ($1.56) million or ($0.15) per share in Q2 FY2016, representing a $0.01 quarter-over-quarter improvement per share.

(in thousands, except per share amounts)
Non-GAAP Financial Measures	Q3	Q2	Q3	Change	Change	Nine Months
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y	FY 2016	FY 2015	Change Y/Y
Revenue - total	$7,187	$6,843	$6,316	5.0%	13.8%	$20,309	$16,244	25.0%
Revenue - recurring	$5,400	$5,463	$4,988	(1.1% )	8.3%	$16,022	$12,437	28.8%
Revenue - non-recurring	$1,787	$1,380	$1,328	29.5%	34.6%	$4,287	$3,807	12.6%
Gross profit - total	$4,135	$3,934	$3,514	5.1%	17.7%	$8,069	$7,630	5.7%
Gross profit - recurring	$3,859	$3,963	$3,877	(2.6% )	(0.5% )	$7,822	$9,084	(13.9% )
Gross profit/( loss) - non-recurring	$276	$(29)	$(363)	nm	nm	$247	$(1,454)	nm
Gross margin - total	57.5%	57.5%	55.6%	0.0 pts	1.9 pts	39.7%	47.0%	(7.3 pts)
Gross margin - recurring	71.5%	72.5%	77.7%	(1.0 pts)	(6.2 pts)	48.8%	73.0%	(24.2 pts)
Gross margin - non recurring	15.5%	(2.1% )	(27.4% )	17.6 pts	42.9 pts	5.8%	(38.2% )	44.0 pts
Net loss	$(1,559)	$(1,563)	$(2,130)	(0.3% )	(26.8% )	$(4,641)	$(7,736)	(40.0% )
EPS	$(0.14)	$(0.15)	$(0.27)	$0.01	$0.13	$(0.45)	$(1.10)	$0.65
Billings	$7,800	$6,836	$7,209	14.1%	8.2%	$20,667	$17,335	19.2%

“I’m pleased to report this quarter that our fully integrated sales force, working across our key geographies, US and Europe, have delivered $1.44 million in new ARR, our highest new ARR bookings quarter of the last two years. These results represent not only meaningful year-over-year ARR growth of more than 60%, but are also composed of a well balanced mix of Contract Management, Procure-to-Pay and Sourcing as well as ‘suite’ solutions.” said Patrick Stakenas, President and CEO of Determine. “In addition to our strong new sales results, we hit another important business objective, delivering profitable results in our professional services business. Our forth coming new platform launch of the Determine Platform will serve us well to continue this trend - as we align our all of our new service efforts under our one platform strategy.”

Q3 FY2016 Business Highlights:

●

Non-Recurring Revenue Profitability: Through the continued significant efforts by the global Determine professional services delivery teams, this quarter, Non-Recurring Revenue was profitable for the first time in recent history. In the current quarter, the company reported a Non-GAAP gross profit on non-recurring revenue of a positive $276,000 and a 15.5% margin, as compared to a $363,000 gross loss and a (27.4%) margin on non-recurring revenue in Q3 FY2015. This compares to a $29,000 gross loss and a (2.1%) margin on non-recurring revenue in the prior quarter. The teams will continue to be vigilant and focused on constantly improving the quality and profitability of the company’s service delivery sector.

●

New Brand – “Determine”: On October 19, 2015, the company launched a global rebrand effort online as well as on the floor at NASDAQ to formally combine the three legacy industry leaders and brands; Selectica, Iasta and b-pack under one new brand. Over the last three years, as the company has delivered on it’s strategic plan, it has evolved significantly from a predominantly contract lifecycle management (CLM) solutions provider, to a leading ‘source-to-pay’ with enterprise contract lifecycle management suite – a new brand was essential to encapsulate the new business vision. Determine integrated it’s acclaimed “visionary’ Gartner Magic Quadrant contract management, procurement and Procure-to-Pay solutions and four collective decades of business acumen onto one platform, one brand and one customer promise: Vision. Insight. Control.

●

New Customers Expansions: In Q3 FY2016, the company closed numerous new customer accounts in the US and Europe across its suite of ‘source-to-pay’ and enterprise contract lifecycle management solutions. New accounts included sales in key verticals including: financial services, consumer packaged goods, pharmaceutical, energy, real estate, medical imaging systems, and manufacturing.

●

20 Most Promising Enterprise Contract Management Solution Provider: In Q3 FY2016, Determine was selected by CIOReview 20 Most Promising Enterprise Contract Management Solutions Provider in their latest rankings. The CIOReview selection process looked at a vendor’s ability to provide cost-effective and flexible solutions that add value to the contract management services landscape.

●

Thought Leadership: During Q3 FY2016, the company continued to support its customers and prospects by providing meaningful educational resources designed to help decision-makers make more money, save more money or reduce risk by leveraging source-to-pay with Enterprise Lifecycle Contract Management suite solutions. The company held a highly effective webinar addressing How General Counsel & Procurement Are Leading the Adoption of Contract Lifecycle Management with our customer, Dan O’Connor, Corporate Counsel at Kellogg Company, and Prashant Dubey of The Sumati Group. In addition, the company published a sponsored whitepaper with Spend Matter Research on Exploring ‘Total Cost’ as a Productivity KPI for the P2P Process.

February 10, 2016 Conference Call & Webcast

A conference call and webcast will be held today at 5:00 p.m. EST to review these results. Interested parties may participate via conference call and webcast:

Participant Conference Call Numbers:

Toll-Free: 1-877-407-0789

Toll/International: 1-201-689-8562

Participant Webcast Link: http://public.viavid.com/index.php?id=118163

Replay Dial-in Info:

Toll-Free:1-877-870-5176

Toll/International: 1-858-384-5517

From: 02/10/16 @ 8:00 pm Eastern Time

To: 02/24/16 @ 11:59 pm Eastern Time

Replay Pin Number: 13629734

Related: http://www.determine.com/investors

Supporting Resources

Determine blog

Determine on LinkedIn

Determine on Twitter

Determine guides & misc. resources

About Determine, Inc.

Determine (NASDAQ: DTRM) is a provider of leading enterprise cloud software solutions with over four decades of collective technical and process knowledge in the areas of strategic sourcing, enterprise contract lifecycle management, and procure-to-pay solutions. We provide the next generation of agile, enterprise cloud solutions for managing the needs of modern business. Using our intuitive applications, organizations can effectively manage the full scope of source-to-pay and enterprise contract lifecycle management requirements using the Determine platform.

The Determine platform is an open technology infrastructure based on smart process application models. The goal of our platform is to establish awareness of relevant data, manage business documents, embed analytical tools, create a means for collaboration, and provide advanced process management tools for fully integrating business processes through an open API infrastructure. Built on a unified and highly scalable platform, we deliver deep and innovative capabilities in strategic sourcing, supplier management, enterprise contract lifecycle management, e-procurement, invoicing, and other business operation areas.

In addition to our source-to-pay and enterprise contract lifecycle management solutions suite, we also provide a powerful, patented configuration engine solution, which Global 1000 companies use to increase revenue by facilitating the right combination of products, services, and price. For more information, please visit: www.determine.com.

Non-GAAP Financial Measures

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP gross profit, non-GAAP net income, and non-GAAP earnings per share, which we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “GAAP to Non-GAAP Reconciliations”. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The difference between GAAP and non-GAAP revenue is due to the impact of revaluing the deferred revenue balances acquired from primarily b-pack as required by GAAP purchase accounting.

The difference between GAAP and non-GAAP gross profit is the difference in GAAP versus non-GAAP revenues as well as the elimination of the amortization of acquisition related intangibles, stock based compensation and severance expense from the costs of revenue. Non-GAAP net loss excludes the non-GAAP gross profit items as well as acquisition related costs.

Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods; as such, we believe it is useful for investors to understand the effects of these items on our total operations. Further, please note that our non-GAAP revenue is intended to reflect the full amount of revenues that would have been otherwise recorded by the acquired entities of Iasta and b-pack, while our non-GAAP gross profit also excludes the amortization of intangibles that occurred due to the acquisition of the entities of Iasta and b-pack.

Bookings are an operating measure not derived from the Company's revenues or any other amounts presented in accordance with GAAP in the Company's statement of income, balance sheet or statement of cash flows or other equivalent statements.

Forward-looking Statements

Certain statements in this release and elsewhere by Determine are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding business outlook, assessment of market conditions, anticipated financial and operating results, strategies, product and channel development, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Determine's products and services, risks of losing key personnel or customers, protection of the company's intellectual property and government policies and regulations, including, but not limited to those affecting the company's industry. Determine undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company's most recent Form 10-K as filed by the company with the Securities and Exchange Commission.

Contacts:

Media Relations:

Rose Lee

Determine

+1.650.532.1590

pr@determine.com

Determine, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

Revenues:
Recurring revenues	$5,354	$4,664	$15,862	$11,396
Non-recurring revenues	1,746	1,320	4,218	3,553
Total revenues	7,100	5,984	20,080	14,949

Cost of revenues:
Cost of recurring revenues	1,816	1,292	5,003	3,736
Cost of non-recurring revenues	1,602	1,791	4,583	5,598
Total cost of revenues	3,418	3,083	9,586	9,334

Gross profit:
Recurring gross profit	3,538	3,372	10,859	7,660
Non-recurring profit/(loss)	144	(471)	(365)	(2,045)
Total gross profit	3,682	2,901	10,494	5,615

Operating expenses:
Research and development	1,232	1,131	2,854	2,570
Sales and marketing	3,310	3,354	10,313	9,191
General and administrative	1,933	2,006	5,298	5,642
Acquisition related costs	138	320	912	682
Total operating expenses	6,613	6,811	19,377	18,084

Loss from operations	(2,931)	(3,910)	(8,883)	(12,469)

Interest and other income (expense), net	(149)	68	(548)	41
Net loss before Income Tax	(3,080)	(3,842)	(9,431)	(12,428)

Benefit (provision) for income taxes	(36)	-	(56)	2,950
Net loss	$(3,116)	$(3,842)	$(9,487)	$(9,478)

Net income attributed to non-controlling interest	1	-	4	-
Net loss attributed to Determine, Inc	(3,115)	(3,842)	(9,483)	(9,478)

Redeemable preferred stock accretion	-	-	1,000	2,645
Net loss applicable to common stockholders	$(3,115)	$(3,842)	$(10,483)	$(12,123)

Basic and diluted net loss per share	$(0.28)	$(0.49)	$(0.93)	$(1.35)
GAAP to Non-GAAP Reconciliations:

Reconciliation of Total revenue:
U.S. GAAP as reported	$7,100	$5,984	$20,080	$14,949
Adjustments:
Deferred revenue adjustment	88	332	229	1,295
Non-GAAP Revenue	$7,188	$6,316	$20,309	$16,244

Reconciliation to non-GAAP net loss:
Net loss	$(3,115)	$(3,842)	$(9,483)	$(9,478)
Stock-based compensation expense	658	665	1,872	1,953
Deferred revenue adjustment	88	332	229	1,295
Acquisition related costs	138	320	912	682
Amortization on Intangibles	543	349	1,374	698
Benefit for income taxes	-	-	-	(2,950)
Severance costs	129	46	455	64
Non-GAAP net loss	$(1,559)	$(2,130)	$(4,641)	$(7,736)

Non-GAAP basic and diluted net loss per share	$(0.14)	$(0.27)	$(0.45)	$(1.10)

Weighted average shares outstanding for basic and diluted net loss per share	11,241	7,896	10,211	7,045

Determine, Inc.

Condensed Consolidated Statements of Comprehensive Loss

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

Net loss	$(3,115)	$(3,842)	$(9,483)	$(9,478)
Other comprehensive income (loss):
Foreign currency translation adjustments	(11)	-	(68)	-
Other comprehensive income (loss)	(11)	-	(68)	0
Comprehensive income (loss)	$(3,126)	$(3,842)	$(9,551)	$(9,478)

Determine, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	December 31,	March 31,
	2015	2015
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	$9,840	$13,178
Accounts receivable	6,728	5,203
Restricted cash	34	34
Prepaid expenses and other current assets	1,452	1,647
Total current assets	18,054	20,062

Property and equipment, net	146	290
Capitalized software	2,974	2,258
Goodwill	14,628	7,702
Other intangibles, net	8,589	6,453
Other assets	965	521
Total assets	$45,356	$37,286

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY
Current liabilities
Credit facility	$7,996	$7,447
Accounts payable	1,938	1,535
Accrued payroll and related liabilities	2,219	910
Other accrued liabilities	2,052	1,877
Deferred revenue	8,870	8,410
COFACE loan	426	-
Deferred tax liability	1,186	-
Total current liabilities	24,687	20,179
Long-term deferred revenue	149	22
Convertible note, net of debt discount	5,415	2,900
Other long-term liabilities	153	167
Total liabilities	30,404	23,268

Redeemable convertible preferred stock	-	4,895
Total Determine, Inc. stockholders’ equity controlling interest	14,838	9,123
Non-controlling interest	114	-
Total stockholders’ equity	14,952	14,018
Total liabilities, redeemable convertible preferred stock and stockholders' equity	$45,356	$37,286

Determine, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unudited)

	Nine Months Ended
	December 31,	December 31,
	2015	2014

Operating activities
Net loss	$(9,487)	$(9,478)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and Amortization	1,868	1,039
Loss on disposition of property and equipment	14	-
Stock-based compensation expense	1,870	1,953
Non-controlling interest	4	-
Changes in assets and liabilities:
Accounts receivable (net)	149	919
Prepaid expenses and other current assets	300	(205)
Other assets	12	81
Accounts payable	113	152
Accrued payroll and related liabilities	278	(512)
Other accrued liabilities and long term liabilities	(543)	604
Deferred tax liability	70	(2,989)
Deferred revenue	(281)	353
Net cash used in operating activities	(5,633)	(8,083)

Investing activities
Purchase of property and equipment	(6)	(52)
Capitalized Software	(1,077)	(1,589)
Purchase of business, net of cash	(402)	(5,103)
Net cash used in investing activities	(1,485)	(6,744)

Financing activities
Proceeds from sale of common stock, preferred stock and warrants, net of issuance costs	310	7,194
Employee taxes paid in exchange for restricted stock awards forefeited	263	-
Issuance of common stock under employee stock plan	87	93
Credit facility borrowing, net	538	40
Credit facility payment	-	(655)
Repayment of a loan	(25)	(277)
Conversion of Preferred Stock to Common Stock	(17)	-
Repayment of minority shareholder	(133)	-
Issuance of debt, net of costs	2,743	-
Net cash provided by financing activities	3,766	6,395

Effect of exchange rate changes on cash	14	-

Net decrease in cash and cash equivalents	(3,338)	(8,432)
Cash and cash equivalents at beginning of the period	13,178	16,907
Cash and cash equivalents at end of the period	$9,840	$8,475

Determine, Inc.

Billings Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014

Total revenues	$7,100	$5,984	$20,080	$14,949
Deferred revenue:
End of period	9,019	8,134	9,019	8,134
Beginning of period	8,319	6,909	8,432	5,748
Change in deferred revenue	700	1,225	587	2,386
Total billings (total revenues plus the change in deferred revenue)	$7,800	$7,209	$20,667	$17,335